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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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             (Exact name of registrant as specified in its charter)



                                January 21, 2002
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                Date of Report (Date of earliest event reported)



Delaware                         333-64671                   13-3770955
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(State or other jurisdiction     (Commission File            (I.R.S. Employer
of incorporation)                 Number)                    Identification No.)



                550 South College Avenue, Newark, Delaware 19713
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               (Address of principal executive offices) (Zip Code)



                                 (302) 453-5733
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

         The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998-A pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended December 31, 2001 is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.                   Description

                  20                            Statement to Noteholders and
                                                Certificateholders for the
                                                December 2001 Collection Period


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Daimler-Benz Vehicle Owner Trust 1998-A
                                                (Registrant)

                                   By:  Mercedes-Benz Credit Corporation, as
                                        Servicer


Date: February 6, 2002             By:    /s/ Norbert J. Meder
                                          --------------------------------------
                                          Name:       Norbert J. Meder
                                          Title:      Vice President and
                                                      Controller

























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                                INDEX TO EXHIBITS

Exhibit No.                  Description

    20 Statement to Noteholders and Certificateholders for the December 2001 Collection Period


































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